2023 Annual Report

Privileged Assets® Select Annuity

This wrapper contains an annual report.

ANN9078_12_C01_(05/24)	Issued by: RiverSource Life Insurance Company

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY

AND THE CONTRACT OWNERS OF RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Annuity Account 1, as indicated in Note 1, offered through Privileged Assets® Select Annuity, as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Annuity Account 1 as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Annuity Account 1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Annuity Account 1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2024

We have served as the auditor of one or more of the divisions of RiverSource Variable Annuity Account 1 since 2010.

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2023	AC VP Cap Appr, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3
Assets
Investments, at fair value(1),(2)	$835,575	$1,173,209	$610,360	$849,997	$78,449
Dividends receivable	—	—	—	—	11
Receivable for share redemptions	662	930	484	677	62
Total assets	836,237	1,174,139	610,844	850,674	78,522

Liabilities
Payable to RiverSource Life for mortality and expense risk fee	662	930	484	677	63
Total liabilities	662	930	484	677	63
Net assets applicable to contracts in accumulation period	835,575	1,173,209	610,360	849,997	78,459
Total net assets	$835,575	$1,173,209	$610,360	$849,997	$78,459
(1) Investment shares	58,761	96,244	14,464	9,655	78,449
(2) Investments, at cost	$806,936	$865,178	$279,785	$328,957	$78,446

December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Janus Henderson VIT Gbl Res, Inst
Assets
Investments, at fair value(1),(2)	$178,872	$93,509	$639,241	$498,255	$2,347,413
Dividends receivable	—	—	—	—	—
Receivable for share redemptions	142	74	506	395	1,863
Total assets	179,014	93,583	639,747	498,650	2,349,276

Liabilities
Payable to RiverSource Life for mortality and expense risk fee	142	74	506	395	1,863
Total liabilities	142	74	506	395	1,863
Net assets applicable to contracts in accumulation period	178,872	93,509	639,241	498,255	2,347,413
Total net assets	$178,872	$93,509	$639,241	$498,255	$2,347,413
(1) Investment shares	20,799	7,031	14,323	17,011	38,419
(2) Investments, at cost	$217,659	$87,696	$281,363	$487,661	$1,591,723

December 31, 2023 (continued)	Janus Henderson VIT Res, Inst
Assets
Investments, at fair value(1),(2)	$2,808,840
Dividends receivable	—
Receivable for share redemptions	2,231
Total assets	2,811,071

Liabilities
Payable to RiverSource Life for mortality and expense risk fee	2,231
Total liabilities	2,231
Net assets applicable to contracts in accumulation period	2,808,840
Total net assets	$2,808,840
(1) Investment shares	62,211
(2) Investments, at cost	$1,968,257

See accompanying notes to financial statements.

2	PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2023	AC VP Cap Appr, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3
Investment income
Dividend income	$—	$26,539	$—	$—	$3,599
Variable account expenses	7,865	11,123	6,014	7,847	803
Investment income (loss) — net	(7,865)	15,416	(6,014)	(7,847)	2,796

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	60,388	40,615	70,590	39,281	11,708
Cost of investments sold	64,673	31,488	36,037	16,791	11,708
Net realized gain (loss) on sales of investments	(4,285)	9,127	34,553	22,490	—
Distributions from capital gains	1,154	87,138	—	—	—
Net change in unrealized appreciation (depreciation) of investments	150,394	(24,620)	77,698	146,171	—
Net gain (loss) on investments	147,263	71,645	112,251	168,661	—
Net increase (decrease) in net assets resulting from operations	$139,398	$87,061	$106,237	$160,814	$2,796

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Janus Henderson VIT Gbl Res, Inst
Investment income
Dividend income	$3,767	$1,688	$—	$3,397	$19,911
Variable account expenses	1,845	897	5,965	4,669	21,373
Investment income (loss) — net	1,922	791	(5,965)	(1,272)	(1,462)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	41,502	9,003	48,124	35,947	87,901
Cost of investments sold	50,708	9,027	23,665	38,834	64,390
Net realized gain (loss) on sales of investments	(9,206)	(24)	24,459	(2,887)	23,511
Distributions from capital gains	—	—	—	10,962	60,227
Net change in unrealized appreciation (depreciation) of investments	17,494	11,478	107,042	85,570	400,493
Net gain (loss) on investments	8,288	11,454	131,501	93,645	484,231
Net increase (decrease) in net assets resulting from operations	$10,210	$12,245	$125,536	$92,373	$482,769

Year ended December 31, 2023 (continued)	Janus Henderson VIT Res, Inst
Investment income
Dividend income	$3,548
Variable account expenses	24,789
Investment income (loss) — net	(21,241)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	138,110
Cost of investments sold	109,662
Net realized gain (loss) on sales of investments	28,448
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	835,404
Net gain (loss) on investments	863,852
Net increase (decrease) in net assets resulting from operations	$842,611

See accompanying notes to financial statements.

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	3

Statement of Changes in Net Assets

Year ended December 31, 2023	AC VP Cap Appr, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(7,865)	$15,416	$(6,014)	$(7,847)	$2,796
Net realized gain (loss) on sales of investments	(4,285)	9,127	34,553	22,490	—
Distributions from capital gains	1,154	87,138	—	—	—
Net change in unrealized appreciation (depreciation) of investments	150,394	(24,620)	77,698	146,171	—
Net increase (decrease) in net assets resulting from operations	139,398	87,061	106,237	160,814	2,796

Contract transactions
Contract purchase payments	3,534	6,060	3,101	3,311	2,131
Net transfers(1)	6,030	—	—	6,041	—
Contract charges	(166)	(165)	(76)	(168)	(78)
Contract terminations:
Surrender benefits	(51,287)	(29,625)	(64,660)	(31,592)	(10,842)
Increase (decrease) from transactions	(41,889)	(23,730)	(61,635)	(22,408)	(8,789)
Net assets at beginning of year	738,066	1,109,878	565,758	711,591	84,452
Net assets at end of year	$835,575	$1,173,209	$610,360	$849,997	$78,459

Accumulation unit activity
Units outstanding at beginning of year	136,348	153,551	130,240	155,903	66,695
Units purchased	1,618	827	654	1,814	1,655
Units redeemed	(8,784)	(4,110)	(13,822)	(6,307)	(8,510)
Units outstanding at end of year	129,182	150,268	117,072	151,410	59,840

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

4	PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Janus Henderson VIT Gbl Res, Inst
Operations
Investment income (loss) — net	$1,922	$791	$(5,965)	$(1,272)	$(1,462)
Net realized gain (loss) on sales of investments	(9,206)	(24)	24,459	(2,887)	23,511
Distributions from capital gains	—	—	—	10,962	60,227
Net change in unrealized appreciation (depreciation) of investments	17,494	11,478	107,042	85,570	400,493
Net increase (decrease) in net assets resulting from operations	10,210	12,245	125,536	92,373	482,769

Contract transactions
Contract purchase payments	1,707	672	7,535	1,578	28,003
Net transfers(1)	—	—	—	—	6,046
Contract charges	(46)	(11)	(184)	(209)	(587)
Contract terminations:
Surrender benefits	(39,625)	(8,095)	(37,712)	(31,150)	(70,552)
Increase (decrease) from transactions	(37,964)	(7,434)	(30,361)	(29,781)	(37,090)
Net assets at beginning of year	206,626	88,698	544,066	435,663	1,901,734
Net assets at end of year	$178,872	$93,509	$639,241	$498,255	$2,347,413

Accumulation unit activity
Units outstanding at beginning of year	98,990	42,152	209,343	175,814	396,112
Units purchased	811	299	2,591	572	6,381
Units redeemed	(18,297)	(3,577)	(13,326)	(11,763)	(12,961)
Units outstanding at end of year	81,504	38,874	198,608	164,623	389,532

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	5

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Res, Inst
Operations
Investment income (loss) — net	$(21,241)
Net realized gain (loss) on sales of investments	28,448
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	835,404
Net increase (decrease) in net assets resulting from operations	842,611

Contract transactions
Contract purchase payments	39,007
Net transfers(1)	6,085
Contract charges	(770)
Contract terminations:
Surrender benefits	(111,275)
Increase (decrease) from transactions	(66,953)
Net assets at beginning of year	2,033,182
Net assets at end of year	$2,808,840

Accumulation unit activity
Units outstanding at beginning of year	378,553
Units purchased	7,015
Units redeemed	(16,632)
Units outstanding at end of year	368,936

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

6	PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022	AC VP Cap Appr, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(8,078)	$12,396	$(6,241)	$(7,745)	$122
Net realized gain (loss) on sales of investments	(487)	20,000	15,460	18,703	—
Distributions from capital gains	115,401	90,457	—	—	—
Net change in unrealized appreciation or depreciation of investments	(422,855)	(127,889)	(134,487)	(189,665)	—
Net increase (decrease) in net assets resulting from operations	(316,019)	(5,036)	(125,268)	(178,707)	122

Contract transactions
Contract purchase payments	5,381	9,238	4,542	4,583	2,685
Net transfers(1)	4,999	—	—	4,999	—
Contract charges	(215)	(188)	(87)	(202)	(79)
Contract terminations:
Surrender benefits	(68,205)	(54,248)	(27,500)	(26,912)	(4,880)
Increase (decrease) from transactions	(58,040)	(45,198)	(23,045)	(17,532)	(2,274)
Net assets at beginning of year	1,112,125	1,160,112	714,071	907,830	86,604
Net assets at end of year	$738,066	$1,109,878	$565,758	$711,591	$84,452

Accumulation unit activity
Units outstanding at beginning of year	146,229	159,767	135,497	159,840	68,500
Units purchased	1,680	1,292	976	1,872	2,127
Units redeemed	(11,561)	(7,508)	(6,233)	(5,809)	(3,932)
Units outstanding at end of year	136,348	153,551	130,240	155,903	66,695

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	7

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Janus Henderson VIT Gbl Res, Inst
Operations
Investment income (loss) — net	$4,475	$(196)	$(6,014)	$(375)	$1,304
Net realized gain (loss) on sales of investments	(4,897)	(2,729)	16,148	852	10,625
Distributions from capital gains	148	8,511	—	73,781	223,020
Net change in unrealized appreciation or depreciation of investments	(48,570)	(27,379)	(269,712)	(195,107)	(714,472)
Net increase (decrease) in net assets resulting from operations	(48,844)	(21,793)	(259,578)	(120,849)	(479,523)

Contract transactions
Contract purchase payments	2,310	2,135	8,886	1,933	45,536
Net transfers(1)	—	—	(9,357)	(9,729)	(2,584)
Contract charges	(142)	(23)	(190)	(218)	(655)
Contract terminations:
Surrender benefits	(27,306)	(23,858)	(18,223)	(4,647)	(21,604)
Increase (decrease) from transactions	(25,138)	(21,746)	(18,884)	(12,661)	20,693
Net assets at beginning of year	280,608	132,237	822,528	569,173	2,360,564
Net assets at end of year	$206,626	$88,698	$544,066	$435,663	$1,901,734

Accumulation unit activity
Units outstanding at beginning of year	110,247	52,998	216,456	180,685	392,301
Units purchased	1,032	1,001	3,184	729	9,106
Units redeemed	(12,289)	(11,847)	(10,297)	(5,600)	(5,295)
Units outstanding at end of year	98,990	42,152	209,343	175,814	396,112

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

8	PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Henderson VIT Res, Inst
Operations
Investment income (loss) — net	$(19,026)
Net realized gain (loss) on sales of investments	31,592
Distributions from capital gains	409,470
Net change in unrealized appreciation or depreciation of investments	(1,328,351)
Net increase (decrease) in net assets resulting from operations	(906,315)

Contract transactions
Contract purchase payments	55,224
Net transfers(1)	(5,914)
Contract charges	(787)
Contract terminations:
Surrender benefits	(106,446)
Increase (decrease) from transactions	(57,923)
Net assets at beginning of year	2,997,420
Net assets at end of year	$2,033,182

Accumulation unit activity
Units outstanding at beginning of year	387,378
Units purchased	9,321
Units redeemed	(18,146)
Units outstanding at end of year	378,553

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	9

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Annuity Account 1 (the Account) was established under Arizona law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Arizona.

The Account is used as a funding vehicle for Privileged Assets® Select Annuity (PASA) contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve-month period. These financial statements represent all divisions in the Account.

Division	Fund
AC VP Cap Appr, Cl I	American Century VP Capital Appreciation, Class I(1)
AC VP Val, Cl I	American Century VP Value, Class I(2)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Global Research Portfolio: Institutional Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares

(1)	American Century VP Capital Appreciation, Class I is scheduled to reorganize into LVIP American Century Capital Appreciation Fund, Standard Class II sometime during the second quarter of 2024.
(2)	American Century VP Value, Class I is scheduled to reorganize into LVIP American Century Value Fund, Standard Class II sometime during the second quarter of 2024.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2023.

10	PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

For PASA contracts, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. The charge may be waived based upon the underlying contract value.

5. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

6. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2023 were as follows:

Division	Purchases
AC VP Cap Appr, Cl I	$11,788
AC VP Val, Cl I	119,439
Col VP Bal, Cl 3	2,941
Col VP Disciplined Core, Cl 3	9,026
Col VP Govt Money Mkt, Cl 3	5,713
Col VP Inter Bond, Cl 3	5,460

Division	Purchases
Col VP Overseas Core, Cl 3	$2,360
Col VP Select Mid Cap Gro, Cl 3	11,798
Invesco VI Core Eq, Ser I	15,856
Janus Henderson VIT Gbl Res, Inst	109,576
Janus Henderson VIT Res, Inst	49,916

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	11

7. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31			For the year ended December 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
AC VP Cap Appr, Cl I
2023	129	$6.47	$836	—	1.00%	19.49%
2022	136	$5.41	$738	—	1.00%	(28.82%)
2021	146	$7.61	$1,112	—	1.00%	10.05%
2020	148	$6.91	$1,022	—	1.00%	41.04%
2019	185	$4.90	$906	—	1.00%	34.22%
AC VP Val, Cl I
2023	150	$7.81	$1,173	2.39%	1.00%	8.02%
2022	154	$7.23	$1,110	2.10%	1.00%	(0.46%)
2021	160	$7.26	$1,160	1.73%	1.00%	23.27%
2020	182	$5.89	$1,075	2.32%	1.00%	(0.03%)
2019	189	$5.89	$1,113	2.13%	1.00%	25.77%
Col VP Bal, Cl 3
2023	117	$5.22	$610	—	1.00%	20.03%
2022	130	$4.35	$566	—	1.00%	(17.57%)
2021	135	$5.27	$714	—	1.00%	13.60%
2020	138	$4.64	$638	—	1.00%	16.42%
2019	150	$3.99	$596	—	1.00%	21.56%
Col VP Disciplined Core, Cl 3
2023	151	$5.62	$850	—	1.00%	23.00%
2022	156	$4.57	$712	—	1.00%	(19.64%)
2021	160	$5.68	$908	—	1.00%	31.25%
2020	160	$4.33	$691	—	1.00%	12.85%
2019	184	$3.84	$705	—	1.00%	23.39%
Col VP Govt Money Mkt, Cl 3
2023	60	$1.31	$78	4.49%	1.00%	3.56%
2022	67	$1.27	$84	1.14%	1.00%	0.16%
2021	69	$1.27	$87	0.01%	1.00%	(0.97%)
2020	69	$1.28	$88	0.23%	1.00%	(0.72%)
2019	54	$1.29	$69	1.71%	1.00%	0.76%
Col VP Inter Bond, Cl 3
2023	82	$2.19	$179	2.05%	1.00%	5.14%
2022	99	$2.09	$207	2.90%	1.00%	(17.99%)
2021	110	$2.55	$281	3.22%	1.00%	(1.34%)
2020	112	$2.58	$289	2.63%	1.00%	11.33%
2019	109	$2.32	$253	3.15%	1.00%	8.03%
Col VP Overseas Core, Cl 3
2023	39	$2.41	$94	1.89%	1.00%	14.32%
2022	42	$2.11	$89	0.82%	1.00%	(15.65%)
2021	53	$2.50	$132	1.18%	1.00%	8.79%
2020	67	$2.30	$155	1.59%	1.00%	7.84%
2019	94	$2.13	$199	1.96%	1.00%	24.08%
Col VP Select Mid Cap Gro, Cl 3
2023	199	$3.22	$639	—	1.00%	23.84%
2022	209	$2.60	$544	—	1.00%	(31.61%)
2021	216	$3.80	$823	—	1.00%	15.25%
2020	215	$3.30	$708	—	1.00%	33.89%
2019	267	$2.46	$657	—	1.00%	33.68%
Invesco VI Core Eq, Ser I
2023	165	$3.03	$498	0.73%	1.00%	22.14%
2022	176	$2.48	$436	0.92%	1.00%	(21.34%)
2021	181	$3.15	$569	0.64%	1.00%	26.47%
2020	201	$2.49	$499	1.34%	1.00%	12.72%
2019	219	$2.21	$484	0.96%	1.00%	27.68%

12	PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT

	At December 31			For the year ended December 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
Janus Henderson VIT Gbl Res, Inst
2023	390	$6.03	$2,347	0.94%	1.00%	25.52%
2022	396	$4.80	$1,902	1.06%	1.00%	(20.21%)
2021	392	$6.02	$2,361	0.52%	1.00%	16.92%
2020	425	$5.15	$2,186	0.73%	1.00%	18.87%
2019	450	$4.33	$1,947	1.00%	1.00%	27.76%
Janus Henderson VIT Res, Inst
2023	369	$7.61	$2,809	0.14%	1.00%	41.75%
2022	379	$5.37	$2,033	0.16%	1.00%	(30.59%)
2021	387	$7.74	$2,997	0.10%	1.00%	19.14%
2020	435	$6.50	$2,828	0.41%	1.00%	31.63%
2019	469	$4.93	$2,314	0.45%	1.00%	34.17%

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

PRIVILEGED ASSETS SELECT ANNUITY – 2023 ANNUAL REPORT	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of market risk benefits

As described in Notes 2 and 12 to the consolidated financial statements, market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach, dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate. As of December 31, 2023, the market risk benefits asset was $1,427 million and the market risk benefits liability was $1,762 million.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant assumptions related to utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to market risk benefits, including controls over the reasonableness of the significant market risk benefit assumptions. These procedures also included, among others, (i) evaluating management’s process for developing the fair value estimate of the market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used in the estimate, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions based on industry knowledge and data as well as historical Company data and experience, and the continued appropriateness of unchanged assumptions.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2023	2022(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2023, $19,871; 2022, $17,331; allowance for credit losses: 2023, $2; 2022, $22)	$19,374	$16,135
Mortgage loans, at amortized cost (allowance for credit losses: 2023, $10; 2022, $11)	1,725	1,768
Policy loans	912	847
Other investments (allowance for credit losses: 2023, nil; 2022, nil)	165	207
Total investments	22,176	18,957
Investments of consolidated investment entities, at fair value	2,099	2,354
Cash and cash equivalents	2,598	2,611
Cash of consolidated investment entities, at fair value	87	133
Market risk benefits	1,427	1,015
Reinsurance recoverables (allowance for credit losses: 2023, $27; 2022, $23)	4,284	4,228
Receivables	6,702	7,577
Receivables of consolidated investment entities, at fair value	28	20
Accrued investment income	176	145
Deferred acquisition costs	2,696	2,759
Other assets	6,977	4,726
Other assets of consolidated investment entities, at fair value	1	2
Separate account assets	74,634	70,876
Total assets	$123,885	$115,403

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$37,535	$34,122
Market risk benefits	1,762	2,118
Short-term borrowings	201	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,155	2,363
Other liabilities	5,896	4,131
Other liabilities of consolidated investment entities, at fair value	45	119
Separate account liabilities	74,634	70,876
Total liabilities	122,728	114,430
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(618)	(412)
Accumulated other comprehensive income (loss), net of tax	(694)	(1,084)
Total shareholder’s equity	1,157	973
Total liabilities and shareholder’s equity	$123,885	$115,403

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)
Revenues
Premiums	$448	$306	$(871)
Net investment income	1,304	827	827
Policy and contract charges	2,020	2,078	2,250
Other revenues	590	644	616
Net realized investment gains (losses)	(70)	(100)	595
Total revenues	4,292	3,755	3,417

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,348	236	(157)
Interest credited to fixed accounts	654	665	600
Remeasurement (gains) losses of future policy benefit reserves	(20)	1	(52)
Change in fair value of market risk benefits	798	311	(113)
Amortization of deferred acquisition costs	239	241	245
Interest and debt expense	192	108	105
Other insurance and operating expenses	697	682	751
Total benefits and expenses	3,908	2,244	1,379
Pretax income (loss)	384	1,511	2,038
Income tax provision (benefit)	(10)	209	316
Net income	$394	$1,302	$1,722

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)

Net income	$394	$1,302	$1,722
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	509	(2,035)	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	(54)	861	284
Effect of changes in instrument-specific credit risk on market risk benefits	(65)	407	100
Total other comprehensive income (loss), net of tax	390	(767)	(464)
Total comprehensive income (loss)	$784	$535	$1,258

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2021	$3	$2,466	$(76)	$1,184	$3,577
Cumulative effect of adoption of long-duration contracts guidance	—	—	(860)	(1,037)	(1,897)
Net income	—	—	1,722	—	1,722
Other comprehensive loss, net of tax	—	—	—	(464)	(464)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)

Balances at December 31, 2021(1)	3	2,466	(1,114)	(317)	1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2022(1)	3	2,466	(412)	(1,084)	973
Net income	—	—	394	—	394
Other comprehensive income, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2023	$3	$2,466	$(618)	$(694)	$1,157

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)
Cash Flows from Operating Activities
Net income	$394	$1,302	$1,722
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(205)	(201)	(98)
Deferred income tax (benefit) expense	100	154	138
Contractholder and policyholder charges, non-cash	(403)	(395)	(390)
Loss from equity method investments	26	48	72
Net realized investment (gains) losses	46	(3)	(611)
Impairments and provision for loan losses	(20)	91	(3)
Net losses (gains) of consolidated investment entities	23	17	(20)
Changes in operating assets and liabilities:
Deferred acquisition costs	63	62	(9)
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	3,474	1,013	1,482
Derivatives, net of collateral	(666)	311	(575)
Reinsurance recoverables	100	84	(19)
Receivables	333	279	114
Accrued investment income	(31)	(21)	10
Current income tax, net	(323)	72	(321)
Other operating assets and liabilities of consolidated investment entities	(5)	2	20
Other, net	134	136	66
Net cash provided by (used in) operating activities	3,040	2,951	1,578

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	617	1,309	555
Maturities, sinking fund payments and calls	963	1,563	2,804
Purchases	(4,187)	(5,600)	(3,677)
Proceeds from sales, maturities and repayments of mortgage loans	118	141	272
Funding of mortgage loans	(74)	(124)	(215)
Proceeds from sales and collections of other investments	29	24	93
Purchase of other investments	(15)	(46)	(32)
Purchase of investments by consolidated investment entities	(427)	(961)	(1,603)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	643	615	1,047
Purchase of equipment and software	(10)	(13)	(13)
Change in policy loans, net	(65)	(13)	12
Cash paid for deposit receivable	(39)	(45)	(377)
Cash received for deposit receivable	774	550	254
Advance on line of credit to Ameriprise Financial, Inc.	(850)	(1,034)	(1)
Repayment from Ameriprise Financial, Inc. on line of credit	850	1,034	1
Cash paid for written options with deferred premiums	(59)	(619)	(552)
Cash received from written options with deferred premiums	43	204	106
Other, net	25	21	(39)
Net cash provided by (used in) investing activities	(1,664)	(2,994)	(1,365)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,476	1,169	1,553
Net transfers from (to) separate accounts	(132)	(162)	(273)
Surrenders and other benefits	(2,102)	(1,459)	(1,365)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	—	6
Payments on line of credit with Ameriprise Financial, Inc.	—	—	(6)
Cash paid for purchased options with deferred premiums	(53)	(197)	(156)
Cash received for purchased options with deferred premiums	251	378	1,350
Borrowings by consolidated investment entities	—	341	1,756
Repayments of debt by consolidated investment entities	(275)	(4)	(1,142)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(1,900)
Net cash provided by (used in) financing activities	(1,435)	(534)	(177)
Net increase (decrease) in cash and cash equivalents	(59)	(577)	36
Cash and cash equivalents at beginning of period	2,744	3,321	3,285
Cash and cash equivalents at end of period	$2,685	$2,744	$3,321

Supplemental Disclosures:
Income taxes paid (received), net	$215	$(17)	$496
Interest paid excluding consolidated investment entities	28	3	—
Interest paid by consolidated investment entities	177	75	90
Non-cash investing activity:
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	—	—	17
Investments transferred in connection with reinsurance transaction	—	—	7,513

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16. Certain reclassifications of prior period amounts have been made to conform with the current presentation.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefits (“GMDB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) riders.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted Accounting Standards Update (“ASU”), Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2023 with a transition date of January 1, 2021. The significant accounting policies for market risk benefits (“MRB”); deferred acquisition costs (“DAC”); deferred sales inducement costs (“DSIC”); reinsurance; policyholder account balances, future policy benefits and claims; and unearned revenue liability were added or updated as a result of adopting the new accounting standard. See Note 3 for additional information related to the transition approach and adoption impact.

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the

RiverSource Life Insurance Company

measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of

RiverSource Life Insurance Company

the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

RiverSource Life Insurance Company

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in-force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a

RiverSource Life Insurance Company

periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2023 and 2022, land, buildings, equipment and software were $117 million and $123 million, net of accumulated depreciation of $244 million and $229 million as of December 31, 2023 and 2022, respectively. Depreciation and amortization expense for the years ended December 31, 2023, 2022 and 2021 was $15 million, $13 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

RiverSource Life Insurance Company

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. These GMAB and GMWB provisions are accounted for as market risk benefits under ASU 2018-12.

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC on a constant level basis. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities, and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized consistent with DAC amortization factors. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to ASU 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for Troubled Debt Restructurings (“TDRs”) by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s consolidated financial condition and results of operations and modifications to disclosures are immaterial in the current period.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, and at least annually, to assumptions used to measure liabilities for future policy benefits, changing the amortization pattern of deferred acquisition costs to a constant-level basis and removing certain shadow adjustments previously recorded in AOCI. Adoption of the accounting standard did not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements.

RiverSource Life Insurance Company

When the Company adopted the standard effective January 1, 2023 with a transition date of January 1, 2021 (the “transition date”), opening equity was adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) were restated. The adoption impact as of January 1, 2021 was a reduction in total equity of $1.9 billion, of which $0.9 billion and $1.0 billion were reflected in retained earnings and AOCI, respectively.

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Balance Sheets:

(in millions)	As Filed December 31, 2022	Adjustment	Post-adoption December 31, 2022	As Filed December 31, 2021	Adjustment	Post-adoption December 31, 2021
Assets
Market risk benefits	$—	$1,015	$1,015	$—	$539	$539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,412	(184)	4,228	4,529	927	5,456
Deferred acquisition costs	3,141	(382)	2,759	2,757	64	2,821
Other assets	4,791	(65)	4,726	7,015	296	7,311
Total assets	$115,019	$384	$115,403	$139,427	$1,826	$141,253
Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$36,057	$(1,935)	$34,122	$35,744	$(727)	$35,017
Market risk benefits	—	2,118	2,118	—	3,440	3,440
Other liabilities	4,120	11	4,131	6,303	216	6,519
Total liabilities	114,236	194	114,430	137,286	2,929	140,215
Shareholder’s equity:
Accumulated deficit	(799)	387	(412)	(912)	(202)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(887)	(197)	(1,084)	584	(901)	(317)
Total shareholder’s equity	783	190	973	2,141	(1,103)	1,038
Total liabilities and shareholder’s equity	$115,019	$384	$115,403	$139,427	$1,826	$141,253

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	As Filed 2022	Adjustment	Post-adoption 2022	As Filed 2021	Adjustment	Post-adoption 2021
Revenues
Policy and contract charges	$2,091	$(13)	$2,078	$2,304	$(54)	$2,250
Total revenues	3,768	(13)	3,755	3,471	(54)	3,417
Benefits and expenses
Benefits, claims, losses and settlement expenses	1,366	(1,130)	236	715	(872)	(157)
Remeasurement (gains) losses of future policy benefit reserves	—	1	1	—	(52)	(52)
Change in fair value of market risk benefits	—	311	311	—	(113)	(113)
Amortization of deferred acquisition costs	196	45	241	112	133	245
Other insurance and operating expenses	670	12	682	738	13	751
Total benefits and expenses	3,005	(761)	2,244	2,270	(891)	1,379
Pretax income (loss)	763	748	1,511	1,201	837	2,038
Income tax provision (benefit)	50	159	209	137	179	316
Net income (loss)	$713	$589	$1,302	$1,064	$658	$1,722

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities.

Leases — Common Control Arrangements

In March 2023, the FASB proposed amendments to ASU 2016-02, Leases (“Topic 842”). The update applicable to all entities requires leasehold improvements associated with common control leases to be amortized over the useful life of the leasehold improvements to the common control group as long as the lessee controls the use of the underlying asset through a lease and to be accounted for as a transfer between entities under common control through an adjustment to equity if, and when, the lessee no longer controls the use of the underlying asset. The amendments are effective for interim and annual periods beginning after December 15, 2023. Early adoption is permitted for both interim and annual financial statements that have not yet been made

RiverSource Life Insurance Company

available for issuance. The Company early adopted the update during the second quarter of 2023 and will apply the amendments prospectively as of the beginning of 2023 to all new and existing leasehold improvements recognized on or after that date with any remaining unamortized balance of existing leasehold improvements amortized over their remaining useful life to the common control group determined at that date. The adoption of this update did not have a material impact on the Company’s consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the FASB issued ASU 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. The Company is assessing changes to the segment related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2023	2022	2021
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$152	$164	$193
Unaffiliated	14	14	17
Total	166	178	210
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	39	42	49
Unaffiliated	17	18	20
	56	60	69
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	307	334	389
Unaffiliated	4	4	5
	311	338	394
Total	367	398	463
Total revenue from contracts with customers	533	576	673
Revenue from other sources(1)	3,759	3,179	2,744
Total revenues	$4,292	$3,755	$3,417

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $49 million and $48 million as of December 31, 2023 and 2022, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $24 million and $30 million as of December 31, 2023 and 2022, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an

RiverSource Life Insurance Company

affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $70 million and $92 million as of December 31, 2023 and 2022, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of December 31, 2023 and 2022, respectively. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$40	$—	$40
Common stocks	—	5	—	5
Syndicated loans	—	1,991	63	2,054
Total investments	—	2,036	63	2,099
Receivables	—	28	—	28
Other assets	—	1	—	1
Total assets at fair value	$—	$2,065	$63	$2,128
Liabilities
Debt(1)	$—	$2,155	$—	$2,155
Other liabilities	—	45	—	45
Total liabilities at fair value	$—	$2,200	$—	$2,200

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$35	$—	$35
Common stocks	—	3	—	3
Syndicated loans	—	2,191	125	2,316
Total investments	—	2,229	125	2,354
Receivables	—	20	—	20
Other assets	—	1	1	2
Total assets at fair value	$—	$2,250	$126	$2,376
Liabilities
Debt(1)	$—	$2,363	$—	$2,363
Other liabilities	—	119	—	119
Total liabilities at fair value	$—	$2,482	$—	$2,482

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.1 billion and $2.4 billion as of December 31, 2023 and 2022, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(in millions)	Common Stocks	Syndicated Loans		Other Assets
Balance at January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance at December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(in millions)	Syndicated Loans	Other Assets
Balance at January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance at December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2023 and 2022 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

RiverSource Life Insurance Company

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2023	2022
Syndicated loans
Unpaid principal balance	$2,190	$2,525
Excess unpaid principal over fair value	(136)	(209)
Fair value	$2,054	$2,316
Fair value of loans more than 90 days past due	$—	$—
Fair value of loans in nonaccrual status	13	23
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	40	48
Debt
Unpaid principal balance	$2,362	$2,636
Excess unpaid principal over fair value	(207)	(273)
Carrying value (1)	$2,155	$2,363

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.1 billion and $2.4 billion as of December 31, 2023 and 2022, respectively.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2023, 2022 and 2021.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
Debt of consolidated CLOs due 2028-2034	$2,155	$2,363	6.6%	5.3%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 14.8%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

RiverSource Life Insurance Company

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2023
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$10,828	$405	$(497)	$(1)	$10,735
Residential mortgage backed securities	3,886	20	(264)	—	3,642
Commercial mortgage backed securities	2,784	6	(193)	—	2,597
State and municipal obligations	717	61	(19)	(1)	758
Asset backed securities	1,545	7	(21)	—	1,531
Foreign government bonds and obligations	12	—	—	—	12
U.S. government and agency obligations	99	—	—	—	99
Total	$19,871	$499	$(994)	$(2)	$19,374

	December 31, 2022
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$9,349	$180	$(803)	$(20)	$8,706
Residential mortgage backed securities	3,254	8	(303)	—	2,959
Commercial mortgage backed securities	2,904	2	(255)	—	2,651
State and municipal obligations	761	53	(26)	(2)	786
Asset backed securities	1,025	10	(38)	—	997
Foreign government bonds and obligations	37	—	(2)	—	35
U.S. government and agency obligations	1	—	—	—	1
Total	$17,331	$253	$(1,427)	$(22)	$16,135

As of December 31, 2023 and 2022, accrued interest of $168 million and $139 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2023 and 2022, fixed maturity securities comprised approximately 87% and 85%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2023 and 2022, $265 million and $257 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2023			December 31, 2022
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,558	$4,337	22%	$6,313	$5,754	36%
AA	3,961	3,799	20	1,159	1,188	7
A	2,213	2,279	12	1,572	1,594	10
BBB	8,813	8,633	44	7,646	7,023	43
Below investment grade (1)	326	326	2	641	576	4
Total fixed maturities	$19,871	$19,374	100%	$17,331	$16,135	100%

(1)

The amortized cost of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2023 and 2022. The fair value of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2023 and 2022. These securities are not rated but are included in below investment grade due to their risk characteristics.

RiverSource Life Insurance Company

As of December 31, 2023, approximately 61% of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. These issuers were downgraded in the third quarter of 2023 from AAA to AA due to the downgrade of the U.S. Government long-term credit rating. As of December 31, 2022, approximately 36% of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2023, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $554 million that was 48% of the Company’s total shareholder’s equity. Also, the Company had an additional 34 issuers with holdings totaling $5.8 billion that individually were between 10% and 23% of the Company’s total shareholder’s equity as of December 31, 2023. As of December 31, 2022, the Company had holdings in AAF 2 totaling $544 million that was 56% of the Company’s total shareholder’s equity. Also, the Company had an additional 30 issuers with holdings totaling $4.4 billion that individually were between 10% and 22% of the Company’s total shareholder’s equity as of December 31, 2022. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2023 and 2022.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2023
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	43	$410	$(8)	340	$4,735	$(489)	383	$5,145	$(497)
Residential mortgage backed securities	30	389	(4)	204	2,114	(260)	234	2,503	(264)
Commercial mortgage backed securities	20	264	(4)	196	2,062	(189)	216	2,326	(193)
State and municipal obligations	5	29	(1)	47	137	(18)	52	166	(19)
Asset backed securities	5	102	—	32	684	(21)	37	786	(21)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
U.S. government and agency obligations	1	—	—	—	—	—	1	—	—
Total	104	$1,194	$(17)	821	$9,738	$(977)	925	$10,932	$(994)

	December 31, 2022
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	405	$5,028	$(443)	100	$1,532	$(360)	505	$6,560	$(803)
Residential mortgage backed securities	189	1,643	(117)	52	826	(186)	241	2,469	(303)
Commercial mortgage backed securities	176	1,746	(149)	58	666	(106)	234	2,412	(255)
State and municipal obligations	40	126	(15)	26	59	(11)	66	185	(26)
Asset backed securities	39	808	(28)	4	60	(10)	43	868	(38)
Foreign government bonds and obligations	10	32	(1)	1	1	(1)	11	33	(2)
Total	859	$9,383	$(753)	241	$3,144	$(674)	1,100	$12,527	$(1,427)

As part of the Company’s ongoing monitoring process, management determined that the decrease in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2023 is primarily attributable to the impact of lower interest rates and tighter credit spreads. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2023 and 2022, approximately 94% and 93%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

RiverSource Life Insurance Company

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2021	$10	$—	$10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	—	1	1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	20	2	22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	$1	$1	$2

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Gross realized investment gains	$11	$28	$576
Gross realized investment losses	(57)	(25)	(6)
Credit reversals (losses)	20	(21)	(1)
Other impairments	(1)	(70)	(13)
Total	$(27)	$(88)	$556

Previously recorded allowance for credit losses was reversed during the year ended December 31, 2023 primarily due to the sale of a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. Other impairments for the years ended December 31, 2023, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2023 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$552	$546
Due after one year through five years	1,845	1,812
Due after five years through 10 years	4,280	4,018
Due after 10 years	4,979	5,228
	11,656	11,604
Residential mortgage backed securities	3,886	3,642
Commercial mortgage backed securities	2,784	2,597
Asset backed securities	1,545	1,531
Total	$19,871	$19,374

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2023	2022	2021
Fixed maturities	$830	$615	$643
Mortgage loans	69	73	102
Other investments	431	159	101
	1,330	847	846
Less: investment expenses	26	20	19
Total	$1,304	$827	$827

RiverSource Life Insurance Company

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Fixed maturities	$(27)	$(88)	$556
Mortgage loans	1	(1)	57
Other investments	(44)	(11)	(18)
Total	$(70)	$(100)	$595

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2021	$35
Provisions	(23)
Balance at December 31, 2021	12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	11
Provisions	(1)
Balance at December 31, 2023	$10

The decrease in the allowance for credit losses provision for commercial loans in 2021 reflected the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and payout annuity reinsurance transaction in 2021.

As of December 31, 2023 and 2022, accrued interest on commercial loans was $15 million and $14 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

There were no commercial mortgage loans sold for the years ended December 31, 2023 and 2022. During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2023, 2022 and 2021, the Company purchased $1 million, $42 million and $26 million, respectively, of syndicated loans, and sold $1 million, nil and $340 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2023 and 2022. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2023 and 2022. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2023 and 2022.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2023
Loan-to-Value Ratio (in millions)	2023	2022	2021	2020	2019	Prior	Total
> 100%	$—	$—	$—	$—	$2	$20	$22
80% - 100%	—	—	—	2	11	49	62
60% - 80%	55	26	6	14	40	102	243
40% - 60%	7	46	129	49	65	343	639
< 40%	7	31	43	37	71	580	769
Total	$69	$103	$178	$102	$189	$1,094	$1,735

	December 31, 2022
Loan-to-Value Ratio (in millions)	2022	2021	2020	2019	2018	Prior	Total
> 100%	$—	$—	$2	$2	$—	$39	$43
80% - 100%	1	9	2	20	7	30	69
60% - 80%	39	85	17	52	9	104	306
40% - 60%	49	84	64	80	55	426	758
< 40%	16	8	27	42	78	432	603
Total	$105	$186	$112	$196	$149	$1,031	$1,779

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2023, write-offs of commercial mortgage loans were not material.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
East North Central	$180	$192	10%	11%
East South Central	47	51	3	3
Middle Atlantic	97	100	6	6
Mountain	130	120	8	7
New England	21	17	1	1
Pacific	595	601	34	34
South Atlantic	452	467	26	26
West North Central	105	115	6	6
West South Central	108	116	6	6
Total	$1,735	$1,779	100%	100%

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
Apartments	$454	$465	26%	26%
Hotel	13	14	1	1
Industrial	293	295	17	17
Mixed use	54	55	3	3
Office	230	243	13	14
Retail	546	576	32	32
Other	145	131	8	7
Total	$1,735	$1,779	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2023 and 2022 was $57 million and $72 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2023 and 2022. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality. For the year ended December 31, 2023, write-offs of syndicated loans were not material.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2023
Internal Risk Rating (in millions)	2023	2022	2021	2020	2019	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	7	—	1	1	9
Risk 2	6	1	9	2	6	—	24
Risk 1	6	2	9	1	5	1	24
Total	$12	$3	$25	$3	$12	$2	$57

	December 31, 2022
Internal Risk Rating (in millions)	2022	2021	2020	2019	2018	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	5	—	3	—	2	10
Risk 2	5	13	2	5	—	11	36
Risk 1	3	5	1	3	5	9	26
Total	$8	$23	$3	$11	$5	$22	$72

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $6.5 billion and $7.4 billion as of December 31, 2023 and 2022, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2023 and 2022.

Modifications with Borrowers Experiencing Financial Difficulty

Modifications of financing receivables with borrowers experiencing financial difficulty by the Company were not material during the year ended December 31, 2023.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Pre-adoption balance at December 31, 2020	$1,671	$22	$43	$7	$100	$452
Effect of shadow reserve adjustments	42	4	18	1	31	53
Post-adoption balance at January 1, 2021	1,713	26	61	8	131	505
Capitalization of acquisition costs	110	71	—	—	3	54
Amortization	(145)	(6)	(8)	(1)	(9)	(47)
Balance at December 31, 2021	$1,678	$91	$53	$7	$125	$512

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$108	$(3)	$—	$19	$89	$2,508
Effect of shadow reserve adjustments	149	6	—	—	—	304
Post-adoption balance at January 1, 2021	257	3	—	19	89	2,812
Capitalization of acquisition costs	9	—	1	2	4	254
Amortization	(18)	—	—	(2)	(9)	(245)
Balance at December 31, 2021	$248	$3	$1	$19	$84	$2,821

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2022	$1,678	$91	$53	$7	$125	$512
Capitalization of acquisition costs	39	73	—	—	1	55
Amortization	(135)	(15)	(8)	(1)	(8)	(46)
Balance at December 31, 2022	$1,582	$149	$45	$6	$118	$521

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2022	$248	$3	$1	$19	$84	$2,821
Capitalization of acquisition costs	5	—	1	1	4	179
Amortization	(17)	—	—	(2)	(9)	(241)
Balance at December 31, 2022	$236	$3	$2	$18	$79	$2,759

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2023	$1,582	$149	$45	$6	$118	$521
Capitalization of acquisition costs	23	83	—	—	—	57
Amortization	(124)	(24)	(10)	(1)	(8)	(44)
Balance at December 31, 2023	$1,481	$208	$35	$5	$110	$534

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$236	$3	$2	$18	$79	$2,759
Capitalization of acquisition costs	4	—	4	1	4	176
Amortization	(17)	(1)	—	(2)	(8)	(239)
Balance at December 31, 2023	$223	$2	$6	$17	$75	$2,696

The following tables summarize the balances of and changes in DSIC, including the January 1, 2021 adoption of ASU 2018-12. DSIC are recorded in Other assets.

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Pre-adoption balance at December 31, 2020	$173	$14	$187
Effect of shadow reserve adjustments	8	8	16
Post-adoption balance at January 1, 2021	181	22	203
Capitalization of sales inducement costs	1	—	1
Amortization	(18)	(3)	(21)
Balance at December 31, 2021	$164	$19	$183

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2022	$164	$19	$183
Capitalization of sales inducement costs	1	—	1
Amortization	(16)	(3)	(19)
Balance at December 31, 2022	$149	$16	$165

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$149	$16	$165
Amortization	(15)	(4)	(19)
Balance at December 31, 2023	$134	$12	$146

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are 89% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2023 and 2022, traditional life and UL insurance policies in force were $198.8 billion and $198.9 billion, respectively, of which $144.7 billion and $146.2 billion as of December 31, 2023 and 2022 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Direct premiums	$674	$530	$490
Reinsurance ceded	(226)	(224)	(1,361)
Net premiums	$448	$306	$(871)

Policy and contract charges are presented on the Consolidated Statements of Income net of $180 million, $165 million and $152 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2023, 2022 and 2021, respectively.

The amount of claims recovered through reinsurance on all contracts was $438 million, $435 million and $404 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Reinsurance recoverables include approximately $2.8 billion and $2.7 billion related to LTC risk ceded to Genworth as of December 31, 2023 and 2022, respectively.

Policyholder account balances, future policy benefits and claims include $376 million and $388 million related to previously assumed reinsurance arrangements as of December 31, 2023 and 2022, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,	December 31,
(in millions)	2023	2022
Policyholder account balances
Policyholder account balances	$27,947	$24,986
Future policy benefits
Liability for future policy benefits	7,763	7,495
Deferred profit liability	81	62
Additional liabilities for insurance guarantees	1,321	1,186
Other insurance and annuity liabilities	213	177
Total future policy benefits	9,378	8,920
Policy claims and other policyholders’ funds	210	216
Total policyholder account balances, future policy benefits and claims	$37,535	$34,122

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2023	$4,752	$6,410	$6,799	$312	$471
Contract deposits	73	3,084	47	—	91
Policy charges	(10)	—	—	—	—
Surrenders and other benefits	(759)	(156)	(1,086)	(10)	(127)
Net transfer from (to) separate account liabilities	(25)	—	—	—	—
Variable account index-linked adjustments	—	1,403	—	—	—
Interest credited	142	1	222	5	9
Balance at December 31, 2023	$4,173	$10,742	$5,982	$307	$444
Weighted-average crediting rate	3.3%	1.8%	3.6%	2.0%	N/A
Cash surrender value(1)	$4,146	$10,129	$5,974	$278	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,544	$1,520	$2,654	$524	$24,986
Contract deposits	123	272	193	1	3,884
Policy charges	(176)	(94)	(121)	—	(401)
Surrenders and other benefits	(69)	(78)	(53)	(44)	(2,382)
Net transfer from (to) separate account liabilities	—	(107)	—	—	(132)
Variable account index-linked adjustments	—	—	—	—	1,403
Interest credited	52	56	82	20	589
Balance at December 31, 2023	$1,474	$1,569	$2,755	$501	$27,947
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$8,740	$57,291	$14,407	$141
Cash surrender value(1)	$1,330	$1,065	$2,271	$326

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2022	$4,972	$4,458	$7,251	$323	$527
Contract deposits	146	2,784	55	—	53
Policy charges	(8)	—	—	—	—
Surrenders and other benefits	(450)	(41)	(744)	(17)	(124)
Net transfer from (to) separate account liabilities	(60)	—	—	—	—
Variable account index-linked adjustments	—	(791)	—	—	—
Interest credited	152	—	237	6	15
Balance at December 31, 2022	$4,752	$6,410	$6,799	$312	$471
Weighted-average crediting rate	3.2%	1.1%	3.5%	1.9%	N/A
Cash surrender value(1)	$4,720	$5,986	$6,786	$277	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,602	$1,493	$2,534	$563	$23,723
Contract deposits	134	233	218	(3)	3,620
Policy charges	(178)	(91)	(116)	—	(393)
Surrenders and other benefits	(67)	(70)	(50)	(56)	(1,619)
Net transfer from (to) separate account liabilities	—	(102)	—	—	(162)
Variable account index-linked adjustments	—	—	—	—	(791)
Interest credited	53	57	68	20	608
Balance at December 31, 2022	$1,544	$1,520	$2,654	$524	$24,986
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$9,187	$57,354	$15,043	$149
Cash surrender value(1)	$1,382	$1,054	$2,148	$348

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For VA and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2023 and 2022 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$43	$131	$52	$15	$2	$243
	2%	–	2.99%	137	1	—	—	—	138
	3%	–	3.99%	2,214	—	—	1	—	2,215
	4%	–	5.00%	1,514	—	—	—	—	1,514

	Total			$3,908	$132	$52	$16	$2	$4,110

Fixed accounts of structured variable annuities	1%	–	1.99%	$1	$18	$7	$2	$—	$28
	2%	–	2.99%	11	—	—	—	—	11
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$18	$7	$2	$—	$39

Fixed annuities	1%	–	1.99%	$107	$377	$183	$93	$—	$760
	2%	–	2.99%	36	14	1	—	—	51
	3%	–	3.99%	2,816	1	—	—	—	2,817
	4%	–	5.00%	2,339	—	—	—	—	2,339

	Total			$5,298	$392	$184	$93	$—	$5,967

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$7	$13	$—	$22
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$7	$13	$—	$22

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	51	3	9	—	—	63
	3%	–	3.99%	854	1	4	4	—	863
	4%	–	5.00%	518	1	—	—	—	519

	Total			$1,423	$5	$13	$4	$—	$1,445

RiverSource Life Insurance Company

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$2	$4	$—	$24	$30
	2%	–	2.99%	13	12	—	1	8	34
	3%	–	3.99%	122	2	3	6	—	133
	4%	–	5.00%	607	6	—	—	—	613

	Total			$742	$22	$7	$7	$32	$810

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$2	$—	$—	$2
	2%	–	2.99%	128	—	—	—	—	128
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$128	$—	$2	$—	$—	$130

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	30	—	—	—	—	30
	4%	–	5.00%	295	—	—	—	—	295

	Total			$325	$—	$—	$—	$—	$325

Total	1%	–	1.99%	$151	$530	$255	$123	$26	$1,085
	2%	–	2.99%	376	30	10	1	8	425
	3%	–	3.99%	6,036	4	7	11	—	6,058
	4%	–	5.00%	5,273	7	—	—	—	5,280

	Total			$11,836	$571	$272	$135	$34	$12,848

Percentage of total account values that reset in:
Next 12 months				99.9%	99.5%	99.3%	100.0%	100.0%	99.9%
> 12 months to 24 months				0.1	0.5	0.6	—	—	0.1
> 24 months				—	—	0.1	—	—	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$169	$102	$18	$—	$—	$289
	2%	–	2.99%	177	—	—	—	—	177
	3%	–	3.99%	2,611	—	—	1	—	2,612
	4%	–	5.00%	1,611	—	—	—	—	1,611

	Total			$4,568	$102	$18	$1	$—	$4,689

Fixed accounts of structured variable annuities	1%	–	1.99%	$12	$7	$3	$1	$—	$23
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$7	$3	$1	$—	$23

Fixed annuities	1%	–	1.99%	$460	$402	$132	$33	$10	$1,037
	2%	–	2.99%	67	—	—	—	—	67
	3%	–	3.99%	3,344	—	—	—	—	3,344
	4%	–	5.00%	2,333	—	—	—	—	2,333

	Total			$6,204	$402	$132	$33	$10	$6,781

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$3	$7	$14	$—	$25
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$3	$7	$14	$—	$25

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	55	—	1	—	—	56
	3%	–	3.99%	885	1	2	—	—	888
	4%	–	5.00%	569	—	—	—	—	569

	Total			$1,509	$1	$3	$—	$—	$1,513

Fixed accounts of variable universal life insurance	1%	–	1.99%	$4	$3	$2	$—	$9	$18
	2%	–	2.99%	30	—	1	2	2	35
	3%	–	3.99%	134	1	1	1	—	137
	4%	–	5.00%	648	—	—	—	—	648

	Total			$816	$4	$4	$3	$11	$838

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	126	—	—	—	—	126
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$126	$—	$3	$—	$—	$129

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	32	—	—	—	—	32
	4%	–	5.00%	314	—	—	—	—	314

	Total			$346	$—	$—	$—	$—	$346

Total	1%	–	1.99%	$646	$517	$165	$48	$19	$1,395
	2%	–	2.99%	455	—	2	2	2	461
	3%	–	3.99%	7,006	2	3	2	—	7,013
	4%	–	5.00%	5,475	—	—	—	—	5,475

	Total			$13,582	$519	$170	$52	$21	$14,344

RiverSource Life Insurance Company

		December 31, 2022
		Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Percentage of total account values that reset in:
Next 12 months		99.8%	96.3%	93.8%	100.0%	100.0%	99.6%
> 12 months to 24 months		0.1	3.0	5.8	—	—	0.3
> 24 months		0.1	0.7	0.4	—	—	0.1
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables summarize the balances of and changes in the liability for future policy benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in millions)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$1,536	$633	$530	$5,749	$8,448
Effect of shadow reserve adjustments	(175)	—	—	(566)	(741)
Adjustments for loss contracts (with premiums in excess of gross premiums) under the modified retrospective approach	4	—	—	35	39
Effect of change in deferred profit liability	(43)	—	—	—	(43)
Effect of remeasurement of the liability at the current single A discount rate	215	265	238	1,965	2,683
Post-adoption balance at January 1, 2021	1,537	898	768	7,183	10,386
Less: reinsurance recoverable	—	601	24	3,623	4,248
Post-adoption balance at January 1, 2021, after reinsurance recoverable	$1,537	$297	$744	$3,560	$6,138

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2021	$—	$702	$238	$1,831	$2,771
Beginning balance at original discount rate	—	536	183	1,498	2,217
Effect of changes in cash flow assumptions	—	—	—	(6)	(6)
Effect of actual variances from expected experience	—	56	(35)	(61)	(40)
Adjusted beginning of year balance	$—	$592	$148	$1,431	$2,171
Issuances	38	78	18	—	134
Interest accrual	—	29	9	73	111
Net premiums collected	(38)	(63)	(20)	(184)	(305)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$636	$155	$1,320	$2,111
Effect of changes in discount rate assumptions	—	141	33	227	401
Balance at December 31, 2021	$—	$777	$188	$1,547	$2,512
Present Value of Future Policy Benefits:
Balance at January 1, 2021	$1,537	$1,600	$1,006	$9,014	$13,157
Beginning balance at original discount rate	1,321	1,169	714	6,716	9,920
Effect of changes in cash flow assumptions	—	—	—	(8)	(8)
Effect of actual variances from expected experience	(14)	58	(40)	(124)	(120)
Adjusted beginning of year balance	$1,307	$1,227	$674	$6,584	$9,792
Issuances	39	78	18	—	135
Interest accrual	53	70	39	347	509
Benefit payments	(168)	(120)	(43)	(336)	(667)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,231	$1,255	$688	$6,595	$9,769
Effect of changes in discount rate assumptions	139	343	226	1,755	2,463
Balance at December 31, 2021	$1,370	$1,598	$914	$8,350	$12,232
Adjustment due to reserve flooring	$—	$1	$—	$—	$1
Net liability for future policy benefits	$1,370	$822	$726	$6,803	$9,721
Less: reinsurance recoverable	1,265	558	25	3,443	5,291
Net liability for future policy benefits, after reinsurance recoverable	$105	$264	$701	$3,360	$4,430
Discounted expected future gross premiums	$—	$2,005	$1,158	$1,623	$4,786
Expected future gross premiums	$—	$2,815	$1,395	$1,905	$6,115
Expected future benefit payments	$1,707	$2,159	$1,217	$11,568	$16,651
Weighted average interest accretion rate	4.2%	6.5%	5.9%	5.3%
Weighted average discount rate	2.6%	2.8%	2.8%	2.9%
Weighted average duration of liability (in years)	7	8	9	10

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products

Present Value of Expected Net Premiums:
Balance at January 1, 2022	$—	$777	$188	$1,547	$2,512
Beginning balance at original discount rate	—	636	155	1,320	2,111
Effect of changes in cash flow assumptions	—	1	1	52	54
Effect of actual variances from expected experience	—	47	(22)	(48)	(23)
Adjusted beginning of year balance	$—	$684	$134	$1,324	$2,142
Issuances	42	57	12	—	111
Interest accrual	—	34	7	65	106
Net premiums collected	(42)	(67)	(16)	(169)	(294)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$137	$1,220	$2,065
Effect of changes in discount rate assumptions	—	(22)	(3)	(13)	(38)
Balance at December 31, 2022	$—	$686	$134	$1,207	$2,027
Present Value of Future Policy Benefits:
Balance at January 1, 2022	$1,370	$1,598	$914	$8,350	$12,232
Beginning balance at original discount rate	1,231	1,255	688	6,595	9,769
Effect of changes in cash flow assumptions	—	(8)	1	42	35
Effect of actual variances from expected experience	(13)	52	(28)	(36)	(25)
Adjusted beginning of year balance	$1,218	$1,299	$661	$6,601	$9,779
Issuances	42	57	12	—	111
Interest accrual	49	73	38	336	496
Benefit payments	(154)	(116)	(42)	(368)	(680)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,155	$1,313	$669	$6,569	$9,706
Effect of changes in discount rate assumptions	(90)	6	27	(130)	(187)
Balance at December 31, 2022	$1,065	$1,319	$696	$6,439	$9,519
Adjustment due to reserve flooring	$—	$3	$—	$—	$3
Net liability for future policy benefits	$1,065	$636	$562	$5,232	$7,495
Less: reinsurance recoverable	949	443	19	2,649	4,060
Net liability for future policy benefits, after reinsurance recoverable	$116	$193	$543	$2,583	$3,435
Discounted expected future gross premiums	$—	$1,855	$926	$1,381	$4,162
Expected future gross premiums	$—	$3,183	$1,331	$1,908	$6,422
Expected future benefit payments	$1,595	$2,234	$1,169	$11,229	$16,227
Weighted average interest accretion rate	4.1%	6.4%	6.1%	5.2%
Weighted average discount rate	5.2%	5.5%	5.4%	5.4%
Weighted average duration of liability (in years)	6	7	8	9

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$686	$134	$1,207	$2,027
Beginning balance at original discount rate	—	708	137	1,220	2,065
Effect of changes in cash flow assumptions	—	(19)	(19)	19	(19)
Effect of actual variances from expected experience	—	(2)	(18)	(3)	(23)
Adjusted beginning of year balance	$—	$687	$100	$1,236	$2,023
Issuances	177	55	12	—	244
Interest accrual	1	36	5	59	101
Net premiums collected	(178)	(70)	(12)	(158)	(418)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$105	$1,137	$1,950
Effect of changes in discount rate assumptions	—	(5)	(1)	9	3
Balance at December 31, 2023	$—	$703	$104	$1,146	$1,953
Present Value of Future Policy Benefits:
Balance at January 1, 2023	$1,065	$1,319	$696	$6,439	$9,519
Beginning balance at original discount rate	1,155	1,313	669	6,569	9,706
Effect of changes in cash flow assumptions	—	(18)	(25)	9	(34)
Effect of actual variances from expected experience	(10)	(1)	(29)	5	(35)
Adjusted beginning of year balance	$1,145	$1,294	$615	$6,583	$9,637
Issuances	177	56	11	—	244
Interest accrual	50	73	37	329	489
Benefit payments	(150)	(132)	(42)	(405)	(729)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,222	$1,291	$621	$6,507	$9,641
Effect of changes in discount rate assumptions	(58)	34	40	54	70
Balance at December 31, 2023	$1,164	$1,325	$661	$6,561	$9,711
Adjustment due to reserve flooring	$—	$5	$—	$—	$5
Net liability for future policy benefits	$1,164	$627	$557	$5,415	$7,763
Less: reinsurance recoverable	880	440	22	2,738	4,080
Net liability for future policy benefits, after reinsurance recoverable	$284	$187	$535	$2,677	$3,683
Discounted expected future gross premiums	$—	$1,764	$904	$1,325	$3,993
Expected future gross premiums	$—	$2,938	$1,269	$1,786	$5,993
Expected future benefit payments	$1,726	$2,166	$1,068	$10,850	$15,810
Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.0%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%
Weighted average duration of liability (in years)	7	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2022 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC morbidity, premium rate increase and benefit reduction assumptions, and updates to Term Life lapse assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2021 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase and benefit reduction assumptions.

RiverSource Life Insurance Company

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,100	$74	$12	$1,186
Interest accrual	35	5	1	41
Benefit accrual	128	8	2	138
Benefit payments	(50)	(18)	(4)	(72)
Effect of actual variances from expected experience	(13)	11	(2)	(4)
Impact of change in net unrealized (gains) losses on securities	25	1	6	32
Balance at December 31, 2023	$1,225	$81	$15	$1,321
Weighted average interest accretion rate	3.0%	6.9%	4.0%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,120	$76	$46	$1,242
Interest accrual	32	5	1	38
Benefit accrual	108	8	—	116
Benefit payments	(43)	(14)	(4)	(61)
Effect of actual variances from expected experience	(19)	2	(2)	(19)
Impact of change in net unrealized (gains) losses on securities	(98)	(3)	(29)	(130)
Balance at December 31, 2022	$1,100	$74	$12	$1,186
Weighted average interest accretion rate	2.9%	7.0%	4.1%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2023		2022		2021
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$196	$49	$45	$49	$39	$53
Term and whole life insurance	169	37	169	39	166	41
Disability income insurance	124	32	127	31	131	30
Long term care insurance	185	270	189	271	192	274
Total	$674	$388	$530	$390	$528	$398

The following tables summarize the balances of and changes in unearned revenue, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$19	$76	$—	$95
Effect of shadow reserve adjustments	5	10	153	168
Post-adoption balance at January 1, 2021	24	86	153	263
Deferral of revenue	3	34	55	92
Amortization	(1)	(8)	(13)	(22)
Balance at December 31, 2021	$26	$112	$195	$333
Balance at January 1, 2022	$26	$112	$195	$333
Deferral of revenue	2	48	54	104
Amortization	(1)	(10)	(16)	(27)
Balance at December 31, 2022	$27	$150	$233	$410
Balance at January 1, 2023	$27	$150	$233	$410
Deferral of revenue	1	59	52	112
Amortization	(1)	(13)	(19)	(33)
Balance at December 31, 2023	$27	$196	$266	$489

RiverSource Life Insurance Company

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$63,223	$7,653	$70,876
Premiums and deposits	835	459	1,294
Policy charges	(1,343)	(292)	(1,635)
Surrenders and other benefits	(5,378)	(317)	(5,695)
Investment return	8,477	1,250	9,727
Net transfer from (to) general account	25	42	67
Balance at December 31, 2023	$65,839	$8,795	$74,634
Cash surrender value	$64,280	$8,263	$72,543

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2022	$82,862	$9,376	$92,238
Premiums and deposits	1,067	425	1,492
Policy charges	(1,396)	(278)	(1,674)
Surrenders and other benefits	(4,923)	(286)	(5,209)
Investment return	(14,450)	(1,654)	(16,104)
Net transfer from (to) general account	63	70	133
Balance at December 31, 2022	$63,223	$7,653	$70,876
Cash surrender value	$61,461	$7,200	$68,661

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Company

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in millions)
Pre-adoption balance at December 31, 2020	$3,084
Effect of shadow reserve adjustments	(3)
Adjustments for the cumulative effect of the changes in instrument-specific credit risk on market risk benefits between the original contract issuance date and the transition date	670
Adjustments to the host contract for differences between previous carrying amount and fair value measurement for the market risk benefits under the option-based method of valuation	20
Adjustments for the remaining difference (exclusive of the instrument-specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurements for the market risk benefits	1,058
Post-adoption balance at January 1, 2021	$4,829

	Years Ended December 31,
(in millions, except age)	2023	2022	2021
Balance at beginning of period	$1,103	$2,901	$4,829
Issuances	17	27	45
Interest accrual and time decay	(53)	(237)	(294)
Reserve increase from attributed fees collected	788	810	819
Reserve release for benefit payments and derecognition	(35)	(29)	(8)
Effect of changes in interest rates and bond markets	(367)	(4,193)	(1,053)
Effect of changes in equity markets and subaccount performance	(1,267)	2,258	(1,558)
Effect of changes in equity index volatility	(67)	205	73
Actual policyholder behavior different from expected behavior	5	17	52
Effect of changes in other future expected assumptions	128	(139)	123
Effect of changes in the instrument-specific credit risk on market risk benefits	83	(517)	(127)
Balance at end of period	$335	$1,103	$2,901
Reconciliation of the gross balances in an asset or liability position:
Asset position	$1,427	$1,015	$539
Liability position	(1,762)	(2,118)	(3,440)
Net asset (liability) position	$(335)	$(1,103)	$(2,901)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$913	$2,781	$251
Living benefits	$2,513	$3,364	$195
Composite (greater of)	$3,308	$5,830	$441
Weighted average attained age of contractholders	69	68	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(1,551)	$(2,044)	$(2,502)
Changes in unrealized (gains) losses in other comprehensive income relating to liabilities held at end of period	$84	$(505)	$(102)

RiverSource Life Insurance Company

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$335	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.6%
			Surrender rate(2)	0.3%	–	75.0%	3.7%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	41.6%	1.6%

	December 31, 2022
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$1,103	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.0%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	26.6%	12.1%
			Nonperformance risk(4)	95 bps			95	bps
			Mortality rate(5)	0.0%	–	41.6%	1.5%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2023 and 2022, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $18 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $110 million.

Year ended December 31, 2022

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $39 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $200 million.

•	Updates to mortality assumptions resulted in a decrease to pre-tax income of $49 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair values measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calender year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

RiverSource Life Insurance Company

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. As of December 31, 2023 and 2022, the Company had accessed collateralized borrowings and pledged (granted a lien on) certain investments, primarily commercial mortgage backed securities, with an aggregate fair value of $1.1 billion and $962 million, respectively. The amount of the Company’s liability including accrued interest was $201 million as of both December 31, 2023 and 2022. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2023 and 2022. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2023 and 2022 was 5.6% and 4.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

RiverSource Life of NY, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to July 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. In July 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

RTA, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2023 and 2022 and is recorded in Long-term debt.

RiverSource Life Insurance Company

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,283	$452	$10,735
Residential mortgage backed securities	—	3,642	—	3,642
Commercial mortgage backed securities	—	2,597	—	2,597
State and municipal obligations	—	758	—	758
Asset backed securities	—	976	555	1,531
Foreign government bonds and obligations	—	12	—	12
U.S. government and agency obligations	99	—	—	99
Total Available-for-Sale securities	99	18,268	1,007	19,374
Cash equivalents	558	2,012	—	2,570
Market risk benefits	—	—	1,427	1,427	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	51	51
Other assets:
Interest rate derivative contracts	1	184	—	185
Equity derivative contracts	65	4,945	—	5,010
Foreign exchange derivative contracts	1	20	—	21
Credit derivative contracts	—	1	—	1
Total other assets	67	5,150	—	5,217
Separate account assets at net asset value (“NAV”)				74,634	(2)
Total assets at fair value	$724	$25,430	$2,485	$103,273

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	—	3	49	$52
IUL embedded derivatives	—	—	873	873
Structured variable annuity embedded derivatives	—	—	1,011	1,011
Total policyholder account balances, future policy benefits and claims	—	3	1,933	1,936	(3)
Market risk benefits	—	—	1,762	1,762	(1)
Other liabilities:
Interest rate derivative contracts	1	304	—	305
Equity derivative contracts	95	3,355	—	3,450
Foreign exchange derivative contracts	1	3	—	4
Credit derivative contracts	—	106	—	106
Total other liabilities	97	3,768	—	3,865
Total liabilities at fair value	$97	$3,771	$3,695	$7,563

RiverSource Life Insurance Company

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$8,311	$395	$8,706
Residential mortgage backed securities	—	2,959	—	2,959
Commercial mortgage backed securities	—	2,651	—	2,651
State and municipal obligations	—	786	—	786
Asset backed securities	—	452	545	997
Foreign government bonds and obligations	—	35	—	35
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,194	940	16,135
Cash equivalents	1,063	1,529	—	2,592
Market risk benefits	—	—	1,015	1,015	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	48	48
Other assets:
Interest rate derivative contracts	7	260	—	267
Equity derivative contracts	129	2,564	—	2,693
Foreign exchange derivative contracts	—	34	—	34
Credit derivative contracts	—	13	—	13
Total other assets	136	2,871	—	3,007
Separate account assets at NAV				70,876	(2)
Total assets at fair value	$1,200	$19,594	$2,003	$93,673

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$44	$47
IUL embedded derivatives	—	—	739	739
Structured variable annuity embedded derivatives	—	—	(137)	(137	)(4)
Total policyholder account balances, future policy benefits and claims	—	3	646	649	(5)
Market risk benefits	—	—	2,118	2,118	(1)
Other liabilities:
Interest rate derivative contracts	4	351	—	355
Equity derivative contracts	138	2,228	—	2,366
Foreign exchange derivative contracts	6	4	—	10
Total other liabilities	148	2,583	—	2,731
Total liabilities at fair value	$148	$2,586	$2,764	$5,498

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $195 million cumulative decrease to the embedded derivatives as of December 31, 2023.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(5)	The Company’s adjustment for nonperformance risk resulted in a $139 million cumulative decrease to the embedded derivatives as of December 31, 2022.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940		$48
Total gains (losses) included in:
Net income	—	—	—	(1)	6
Other comprehensive income (loss)	12	10	22		—
Purchases	110	—	110		—
Settlements	(65)	—	(65)		(3)
Balance at December 31, 2023	$452	$555	$1,007		$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$70	$1,054
Total (gains) losses included in:
Net income	10	(2)	68	(2)	393 (3)	471
Issues	—		—		(28)	(28)
Settlements	(3)		(98)		(29)	(130)
Balance at December 31, 2021	$56		$905		$406	$1,367
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$—	$68

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and December 31, 2022 and the amounts are presented as contra liabilities.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $51 million, $45 million and $(23) million, net of the reinsurance accrual, for the years ended December 31, 2023, 2022 and 2021, respectively.

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$451	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.2%
Asset backed securities	$555	Discounted cash flow	Annual default rate	3.1%			3.1%
			Loss severity	25.0%			25.0%
			Yield/spread to U.S. Treasuries(2)	275 bps	–	515 bps	284	bps
Fixed deferred indexed annuity ceded embedded derivatives	$51	Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
			Nonperformance risk(4)	85 bps			85	bps
IUL embedded derivatives	$873	Discounted cash flow	Nonperformance risk(4)	85 bps			85	bps
Structured variable annuity embedded derivatives	$1,011	Discounted cash flow	Surrender rate(3)	0.5%	–	75.0%	2.6%
			Nonperformance risk(4)	85 bps			85	bps

	December 31, 2022
	Fair Value		Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$395		Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%	–	2.3%	1.4%
Asset backed securities	$545		Discounted cash flow	Annual default rate	2.4%			2.4%
				Loss severity	25.0%			25.0%
				Yield/spread to U.S. Treasuries(2)	320 bps	–	550 bps	329	bps
Fixed deferred indexed annuity ceded embedded derivatives	$48		Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$44		Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
				Nonperformance risk(4)	95 bps			95	bps
IUL embedded derivatives	$739		Discounted cash flow	Nonperformance risk(4)	95 bps			95	bps
Structured variable annuity embedded derivatives	$(137	)(5)	Discounted cash flow	Surrender rate(3)	0.8%	–	40.0%	0.9%
				Nonperformance risk(4)	95 bps			95	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(3)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

RiverSource Life Insurance Company

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2023 and 2022. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2023 and 2022. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $41 million and $58 million as of December 31, 2023 and 2022, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2023
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,725	$—	$—	$1,599	$1,599
Policy loans	912	—	912	—	912
Other investments	76	—	54	22	76
Receivables	6,514	—	—	5,566	5,566
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$16,641	$—	$—	$14,243	$14,243
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	339	—	339
Other liabilities	5	—	—	5	5
Separate account liabilities — investment contracts	332	—	332	—	332

	December 31, 2022
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,768	$—	$—	$1,600	$1,600
Policy loans	847	—	847	—	847
Other investments	89	—	69	20	89
Receivables	7,372	—	—	6,174	6,174
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,450	$—	$—	$12,470	$12,470
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	315	—	315
Other liabilities	8	—	—	7	7
Separate account liabilities — investment contracts	298	—	298	—	298

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2023, 2022 and 2021, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2028 and a total of $4 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $338 million, $320 million and $345 million for the years ended December 31, 2023, 2022 and 2021, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $269 million and $(56) million as of December 31, 2023 and 2022, respectively, which is reflected in Other assets and Other liabilities, respectively.

Investments

The Company invested in AA and A rated asset backed securities issued by AAF as of December 31, 2021 and in AA, A and BBB rated asset backed securities issued by AAF 2 as of December 31, 2023 and 2022, both affiliates of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. During the third quarter of 2022, the Company redeemed the outstanding AA and A rated securities issued by AAF at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2023 and 2022, the fair value of these asset backed securities was $554 million and $544 million, respectively. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $34 million, $17 million and $12 million for the years ended December 31, 2023, 2022 and 2021, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has amended its revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2023 and 2022. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Dividends paid to Ameriprise Financial	$600	$600	$1,900
Dividend received from RiverSource Life of NY	50	63	—
Dividends received from RTA	—	—	50
Return of capital received from RTA	75	80	—

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $582 million and $679 million as of December 31, 2023 and 2022, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.1 billion as of both December 31, 2023 and 2022.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Statutory net gain from operations	$1,331	$1,615	$1,366
Statutory net income	845	1,769	253

Government debt securities of $4 million as of both December 31, 2023 and 2022 were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,170	$—	$5,170	$(3,694)	$(1,101)	$(357)	$18
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	38	—	38	(18)	—	—	20
Total	$5,217	$—	$5,217	$(3,721)	$(1,101)	$(357)	$38

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,887	$—	$2,887	$(2,313)	$(565)	$(5)	$4
OTC cleared	23	—	23	(9)	—	—	14
Exchange-traded	97	—	97	(75)	—	—	22
Total	$3,007	$—	$3,007	$(2,397)	$(565)	$(5)	$40

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$3,812	$—	$3,812	$(3,694)	$(34)	$(78)	$6
OTC cleared	35	—	35	(9)	—	—	26
Exchange-traded	18	—	18	(18)	—	—	—
Total	$3,865	$—	$3,865	$(3,721)	$(34)	$(78)	$32

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,630	$—	$2,630	$(2,313)	$(38)	$(277)	$2
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	92	—	92	(75)	—	(17)	—
Total	$2,731	$—	$2,731	$(2,397)	$(38)	$(294)	$2

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 5 for information related to derivatives held by consolidated investment entities.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2023			December 31, 2022
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$42,516	$185	$305	$101,302	$267	$355
Equity contracts	81,905	5,010	3,450	67,416	2,693	2,366
Credit contracts	3,375	1	106	1,802	13	—
Foreign exchange contracts	2,952	21	4	2,870	34	10
Total non-designated hedges	130,748	5,217	3,865	173,390	3,007	2,731
Embedded derivatives
IUL	N/A	—	873	N/A	—	739
Fixed deferred indexed annuities and deposit receivables	N/A	51	52	N/A	48	47
Structured variable annuity(3)	N/A	—	1,011	N/A	—	(137)
Total embedded derivatives	N/A	51	1,936	N/A	48	649
Total derivatives	$130,748	$5,268	$5,801	$173,390	$3,055	$3,380

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2023 included $1.0 billion of individual contracts in a liability position and $15 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2022 included $194 million of individual contracts in a liability position and $331 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2023 and 2022, investment securities with a fair value of $1.5 billion and $1.7 billion, respectively, were pledged to meet contractual obligations under derivative contracts, of which $145 million and $302 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2023 and 2022, investment securities with a fair value of $376 million and $14 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $314 million and $5 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2023 and 2022, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2023 and 2022, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2023
Interest rate contracts	$—	$(5)	$—	$(422)
Equity contracts	—	770	79	(1,239)
Credit contracts	—	—	—	7
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(3)	—
Structured variable annuity embedded derivatives	—	(1,166)	—	—
Total gain (loss)	$—	$(401)	$1	$(1,649)

RiverSource Life Insurance Company

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits

Year Ended December 31, 2022
Interest rate contracts	$—	$(26)	$—	$(2,874)
Equity contracts	—	(164)	(126)	899
Credit contracts	—	—	—	279
Foreign exchange contracts	—	—	—	105
IUL embedded derivatives	—	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	4	—
Structured variable annuity embedded derivatives	—	633	—	—
Total gain (loss)	$—	$443	$95	$(1,591)

Year Ended December 31, 2021
Interest rate contracts	$—	$—	$—	$(886)
Equity contracts	1	34	91	(851)
Credit contracts	—	—	—	43
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(8)	—
Structured variable annuity embedded derivatives	—	(393)	—	—
Total gain (loss)	$1	$(359)	$113	$(1,689)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2023:

(in millions)	Premiums Payable	Premiums Receivable
2024	$131	$23
2025	121	20
2026	247	88
2027	20	—
2028	30	—
2029-2030	378	—
Total	$927	$131

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2023 and 2022, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $62 million and $234 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2023 and 2022 was $55 million and $232 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2023 and 2022 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $7 million and $2 million as of December 31, 2023 and 2022, respectively.

19. SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

RiverSource Life Insurance Company

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of benefit reserves and reinsurance recoverables	8	(1)	7
Net unrealized gains (losses) on securities	(1,075)	227	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	361	(77)	284
Effect of changes in instrument-specific credit risk on MRBs	127	(27)	100
Total other comprehensive income (loss)	$(587)	$123	$(464)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2021	$1,185	$—	$—	$(1)	$1,184
Cumulative effect of adoption of long-duration contracts guidance	707	(1,217)	(527)	—	(1,037)
OCI before reclassifications	(409)	284	100	—	(25)
Amounts reclassified from AOCI	(439)	—	—	—	(439)
Total OCI	(848)	284	100	—	(464)
Balance at December 31, 2021	1,044	(933)	(427)	(1)	(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	(991)	(72)	(20)	(1)	(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390
Balance at December 31, 2023	$(482)	$(126)	$(85)	$(1)	$(694)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax
Federal	$(112)	$57	$172
State	2	(2)	6
Total current income tax	(110)	55	178
Deferred income tax
Federal	98	150	136
State	2	4	2
Total deferred income tax	100	154	138
Total income tax provision (benefit)	$(10)	$209	$316

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2023	2022	2021
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(8.2)	(2.3)	(1.7)
Low income housing tax credits	(8.0)	(2.9)	(3.3)
Foreign tax credit, net of addback	(7.0)	(1.7)	(0.9)
Audit adjustments	(3.4)	—	—
Uncertain tax positions	1.6	—	—
Other, net	1.5	(0.3)	0.4
Income tax provision (benefit)	(2.5)%	13.8%	15.5%

The decrease in the Company’s effective tax rate for the year ended December 31, 2023 compared to 2022 is primarily due to lower pretax income in the current year.

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to lower pretax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2023 and 2022. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2023	2022(1)
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$1,244	$1,431
Investments including net unrealized on Available-for-Sale securities	118	165
Other	30	29
Gross deferred income tax assets	1,392	1,625
Less: valuation allowance	30	30
Total deferred income tax assets	1,362	1,595
Deferred income tax liabilities
Deferred acquisition costs	380	410
Other	56	52
Gross deferred income tax liabilities	436	462
Net deferred income tax assets	$926	$1,133

(1)

Prior period amounts have been reclassified to conform to current year presentation and primarily relate to derivative activity being presented with the liabilities they are hedging and remaining investments being presented together inclusive of net unrealized on Available-for-Sale securities.

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $28 million, net of federal benefit, which will expire beginning December 31, 2024. Based on analysis of the Company’s tax position as of December 31, 2023, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2023	2022	2021
Balance at January 1	$37	$37	$38
Reductions for tax positions related to the current year	(3)	(1)	(1)
Additions for tax positions of prior years	65	1	—
Reductions for tax positions of prior years	(71)	—	—
Reductions due to lapse of statutes of limitations	(1)	—	—
Balance at December 31	$27	$37	$37

RiverSource Life Insurance Company

If recognized, approximately $19 million, $20 million and $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2023, 2022 and 2021, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $2 million in the next 12 months primarily due to state statutes of limitations expirations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $8 million, nil and a net increase of $1 million in interest and penalties for the years ended December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had a payable of $11 million and $3 million related to accrued interest and penalties, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. As of December 31, 2023, the federal statutes of limitations are closed on years through 2018. A previously open item for 2014 and 2015 was resolved in the second quarter of 2023. Also in the second quarter of 2023, the Internal Revenue Service (“IRS”) audit for tax years 2016 through 2018 was finalized. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial and its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2021.

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2023	2022
Commercial mortgage loans	$15	$—

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to

RiverSource Life Insurance Company

monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2023 and 2022, the estimated liability was $34 million and $12 million, respectively. As of December 31, 2023 and 2022, the related premium tax asset was $29 million and $10 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

RiverSource Life Insurance Company 1751 Ameriprise Financial Center Minneapolis, MN 55474 1-800-633-4003	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota.

ANN9078_12_C01_(05/24)	© 2008-2024 RiverSource Life Insurance Company. All rights reserved.